CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all reference to our Firm) included in or made a part of this Registration Statement.


                                              ARTHUR ANDERSEN LLP

Baltimore, Maryland
    July 17, 1997